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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2001

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	000-30269 (Commission File Number)	91-1761992 (I.R.S. Employer Identification No.)

7700 SW Mohawk
Tualatin, Oregon 97062
(503) 612-6700
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5. OTHER EVENTS

    On December 6, 2001, Pixelworks, Inc. ("Pixelworks") entered into an Agreement and Plan of Merger and Reorganization with nDSP Delaware, Inc., a copy of the press release announcing the agreement is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits

  99.1
  Press Release issued by Pixelworks, Inc. on December 10, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.
Date: December 10, 2001	/s/ JEFFREY B. BOUCHARD Jeffrey B. Bouchard Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

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SIGNATURES